Supplement dated July 16, 1997
          to the Prospectus dated May 1, 1997 for The Guardian Investor

      The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 1997 for the Individual Deferred Variable Annuity Contracts and Group Deferred Variable Annuity Contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account D and marketed under the name "The Guardian Investor."

New Variable Investment Options

      Two new investment options have been added to the Contracts and are available both for the allocation of premiums from new Contractowners and transfers of account values by existing Contractowners. All references throughout the Prospectuses to the variable investment options available under the Contracts shall be modified to reflect the addition of these two new funds.

The Guardian Small Cap Stock Fund

      The investment objective of The Guardian Small Cap Stock Fund ("Small Cap Fund") is long-term growth of capital. The Small Cap Fund invests primarily in a diversified portfolio of common stocks and convertible securities issued by smaller companies. Smaller companies will be defined as companies whose total market capitalization places them within the range of issuers included in the Russell 2000 Index.

      Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC, serves as investment adviser and principal underwriter of the Small Cap Fund. Charles E. Albers, CFA and Larry Luxenberg, CFA share portfolio management responsibility for the Small Cap Fund. The Small Cap Fund pays GISC an investment management fee at an annual rate of 0.75% of its average daily net assets.

The MFS Growth With Income Series

      The investment objective of the MFS Growth With Income Series ("Growth With Income Series") is reasonable current income and long-term growth of capital and income. The Growth With Income Series invests primarily in a diversified portfolio of equity securities of companies that are believed to have long-term prospects for growth and income.

      The Growth With Income Series is advised by Massachusetts Financial Services Company ("MFS"), 500 Boylston St., Boston, MA. MFS is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is a subsidiary of Sun Life of Canada (U.S.), which is itself an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. Kevin
R. Parke and John D. Laupheimer share portfolio management responsibility for the Growth With Income Series. As compensation for its services to the Series, MFS receives a fee, payable monthly, at an annual rate of .75% of the Series' average daily net assets.

      A more detailed description of the Small Cap Fund and the Growth With Income Series, their investment objectives, policies, investment managers, asset charges and the risks associated with investing in small cap, foreign and emerging market securities may be found in the accompanying prospectuses. Read the prospectuses carefully before investing.

      The following information supplements, and should be read in conjunction with, the "Expense Table" found on pages 5-6 of the Individual Contracts Prospectus and pages 6-7 of the Group Contracts Prospectus. This information is provided in order to assist Contractowners in understanding the various costs and expenses that an investor in the Small Cap Fund or the Growth With Income Series can expect to bear directly or indirectly under the Contracts. Apart from the management fee, the figures for the Small Cap Fund are estimates, since the Fund has only recently commenced operations, and thus, these amounts should not necessarily be considered to be representative of current or future expenses. Actual expenses for the Small Cap Fund may be greater or less than those shown below.

                             Fund Annual Expenses:*
                     (as a percentage of average net assets)

                                                                    Total Fund
                                                     Other           Operating
                                   Management      Expenses          Expenses
                                      Fees      (after waiver)    (after waiver)
The Guardian Small Cap Stock Fund     .75%           .95%              1.70%
MFS Growth With Income Series         .75%           .25%              1.00%

* The percentages for The Guardian Small Cap Stock Fund are estimated, since the Fund has not yet commenced operations. The Adviser of MFS Growth With Income Series has agreed to bear expenses for the Series, subject to reimbursement by the Series, such that the Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" and "Total Fund Operating Expenses" for the Series would be 1.32% and 2.07%, respectively.

  Comparison of Contract Expenses Applicable to Small Cap Fund and Growth With
    Income Series For Single Premium (SP) and Flexible Premium (FP) Payment
                 Individual Contracts and Group Contracts (GC).

                        If you surrender your contract   If you do not surrender or you
                        at the end of the applicable     annuitize at the end of the
                        time period:                     applicable time period:
                          You would pay the following      You would pay the following
                        expenses on a $1,000 investment, expenses on a $1,000 investment,
                        assuming a 5% annual return on   assuming a 5% annual return on
                        assets:                          assets:

                        Single Premium and Flexible      Single Premium and Flexible
                             Premium Contracts                Premium Contracts
-----------------------------------------------------------------------------------------
                        1 Yr.  3 Yrs.  5 Yrs.  10 Yrs.   1 Yr.  3 Yrs.  5 Yrs.  10 Yrs.
-----------------------------------------------------------------------------------------
THE GUARDIAN SMALL CAP  $91SP  $144SP                    $31SP  $94SP
                                         N/A     N/A                      N/A     N/A
   STOCK FUND           $91FP  $154FP                    $31FP  $94FP
-----------------------------------------------------------------------------------------
                        $90GC  $152GC    N/A     N/A     $30GC  $92GC     N/A     N/A
-----------------------------------------------------------------------------------------
MFS GROWTH WITH INCOME  $83SP  $122SP  $154SP  $265SP    $23SP  $72SP   $124SP  $265SP
  SERIES                $83FP  $132FP  $184FP  $265FP    $23FP  $72FP   $124FP  $265FP
-----------------------------------------------------------------------------------------
                        $83GC  $130GC  $180GC  $258GC    $23GC  $70GC   $120GC  $258GC

                 These Funds may not be available in all states.
  This Supplement should be retained with the Prospectus for future reference.